                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 3, 2000

                               BROOKE GROUP LTD.
             (Exact name of registrant as specified in its charter)

                                     1-5759
                            (Commission File Number)

                                   65-0949535
                      (I.R.S. Employer Identification No.)

                                    DELAWARE
                 (State or other jurisdiction of incorporation
                                or organization)

                             100 S.E. SECOND STREET
                              MIAMI, FLORIDA 33131
          (Address of principal executive offices including Zip Code)

                                  305/579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
                        (Former name or former address,
                         if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      Exhibits.

EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------

     99.1                              Description of Capital Stock

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BROOKE GROUP LTD.

                                         By: /s/ JOSELYNN D. VAN SICLEN
                                         --------------------------------------
                                         Joselynn D. Van Siclen
                                         Vice President and Chief Financial
                                         Officer

Date:  April 3, 2000



                                      -3-